Cambria Fixed Income Trend ETF
Schedule of Investments
July 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.1%	Shares		Value
iShares Convertible Bond ETF	68,516		$ 7,758,067
iShares Preferred and Income Securities ETF (a)	272,850		8,313,739
State Street SPDR Portfolio High Yield Bond ETF	362,736		8,440,867
Vanguard 0-3 Month Treasury Bill ETF	112,419		8,513,491
Vanguard Emerging Markets Government Bond ETF	125,952		8,292,680
TOTAL EXCHANGE TRADED FUNDS (Cost $41,063,172)			41,318,844

SHORT-TERM INVESTMENTS – 20.3%	Shares		Value
Investments Purchased with Proceeds from Securities Lending – 19.4%
First American Government Obligations Fund - Class X, 3.58% (b)	8,100,219		8,100,219

Money Market Funds – 0.9%
First American Treasury Obligations Fund - Class X, 3.60% (b)	382,042		382,042
TOTAL SHORT-TERM INVESTMENTS (Cost $8,482,261)			8,482,261

TOTAL INVESTMENTS - 119.4% (Cost $49,545,433)			49,801,105
Liabilities in Excess of Other Assets - (19.4)%		(0.19416)	(8,097,156)
TOTAL NET ASSETS - 100.0%			$ 41,703,949

Percentages are stated as a percent of net assets. SPDR – Standard & Poor’s Depository Receipt

(a)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $7,898,037 or 18.9% of the Fund’s net assets.
(b)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Cambria Fixed Income Trend ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 41,318,844	$ –	$ –	$ 41,318,844
Investments Purchased with Proceeds from Securities Lending	8,100,219	–	–	8,100,219
Money Market Funds	382,042	–	–	382,042
Total Investments	$ 49,801,105	$ –	$ –	$ 49,801,105

Refer to the Schedule of Investments for further disaggregation of investment categories.